SUPPLEMENTAL CASH FLOW INFORMATION (Details) - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Effects of changes in
Accounts payable and accrued liabilities	$ 160.4	$ 73.3
Trade and other receivables, net	(221.0)	(138.0)
Prepaid expenses and other assets	(24.9)	(22.4)
Changes in non-cash working capital items	(85.5)	(87.1)
Changes in non-cash working capital items for discontinued operations	44.8	45.5
Total changes in non-cash working capital items	$ (40.7)	$ (41.6)